UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida	33606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Related Agreements

On August 16, 2024, LM Funding America, Inc. (the “Company”) and an institutional investor (the “Purchaser”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue to the Purchaser, (i) in a registered direct offering, 278,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and pre-funded warrants to purchase 590,185 shares of Common Stock (the “Pre-Funded Warrants”) with an exercise price of $0.0001 per share, and (ii) in a concurrent private placement, Series A warrants to purchase 868,185 shares of Common Stock (the “Series A Common Warrants”) and Series B warrants to purchase 868,185 shares of Common Stock (the “Series B Common Warrants” and together with the Series A Common Warrants, the “Common Warrants”), each with an exercise price of $2.98. Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.” The combined effective offering price for each Share (or pre-funded warrant in lieu thereof) and accompanying Series A Warrant and Series B Warrant in the Transaction was $2.98. The Transactions closed on August 19, 2024.

The Company received aggregate gross proceeds from the Transactions of approximately $2.6 million, before deducting fees to the Placement Agent (as defined below) and other estimated offering expenses payable by the Company. The Company currently plans to use the net proceeds from the Transactions for general corporate purposes, including working capital, development and/or acquisition of hosting sites, and funding the purchase of additional Bitcoin mining machines.

The Company filed a registration statement on Form S-3 (File No. 333-258326) with the Securities and Exchange Commission (the “Commission”) on July 30, 2021, which was deemed effective on August 16, 2021 (the “Registration Statement”). Pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended (the “Securities Act”), the Company intends to continue to offer and sell the unsold Securities under the Registration Statement until the earlier of (i) the date on which the registration statement filed with the Commission on August 13, 2024, is declared effective by the Commission, and (ii) February 12, 2025, which is 180 days after the third-year anniversary of the effective date of the Registration Statement. The Shares and Pre-Funded Warrants were offered by the Company pursuant to the Registration Statement and that certain prospectus supplement dated August 16, 2024, filed by the Company with the Commission under the Securities Act on August 19, 2024.

The Common Warrants and the shares of Common Stock issuable upon exercise of the Common Warrants (the “Common Warrant Shares”) were issued in a concurrent private placement and have not been registered under the Securities Act, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder. The Common Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants (the “Stockholder Approval Date”). The Series A Common Warrants will expire on the fifth anniversary of the Stockholder Approval Date and the Series B Common Warrants will expire on the second anniversary of the Stockholder Approval Date. The Pre-Funded Warrants will not expire and will be exercisable commencing on the date of issuance and at any time until all of the Pre-Funded Warrants are exercised in full. If, at the time of exercise a registration statement registering the issuance of the shares of Common Stock underlying the Common Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Common Warrants through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Common Warrants. Further, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of any shares of Common Stock or Common Stock equivalents, at an effective price per share less than the exercise price then in effect, then the exercise price of the Common Warrants will be reduced to such price.

The Company has agreed to file a registration statement to register the resale of the Common Warrant Shares no later than 30 calendar days following the date of the Securities Purchase Agreement and to use best efforts to cause such registration statement to become effective within 60 calendar days following the date of the Securities Purchase Agreement, or in the case of a full review by the Commission, 90 days following the date of the Securities Purchase Agreement, and to maintain such effectiveness until no Purchaser owns any Common Warrants or Common Warrant Shares. The Purchaser has agreed not to resell or distribute the Common Warrants or the Common Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

Placement Agency Agreement

In connection with the Transactions, on August 16, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the exclusive placement agent for the Company. The Company will pay the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds raised in the Transactions and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $60,000.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

***

The foregoing summaries of the Securities Purchase Agreement, the Placement Agency Agreement, the Series A Warrants, Series B Warrants, and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 1.1, 4.1, 4.2, and 4.3, respectively, and are each incorporated herein by reference. The representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure regarding the Common Warrants and Common Warrant Shares set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release announcing the pricing of the Transactions, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference. Following the issuance of such press release, the Company and Purchaser revised the Transaction documents to update the combined effective offering price for each Share (or Pre-Funded Warrant in lieu thereof) and accompanying Series A Warrant and Series B Warrant to $2.98 to reflect the publication of the Nasdaq Official Closing Price for the Company’s Common Stock for August 15, 2024.

The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 1, 2024, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”), which included the report of the Company’s independent registered public accounting firm, MaloneBailey, LLP (the “Auditor”), relating to the Company’s consolidated financial statements included in the Form 10-K (the “Audit Report”). The Company is filing as Exhibit 23.1 hereto the consent of the Auditor to the incorporation by reference of the Audit Report into the Company’s Registration Statement and Registration Statement on Form S-8 (No. 333-262316). This consent does not change any previously reported financial results or other disclosure contained in the Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Placement Agency Agreement, dated August 16, 2024, by and among the Company and Maxim Group LLC

4.1	Form of Series A Common Warrant

4.2	Form of Series B Common Warrant

4.3	Form of Pre-Funded Warrant

5.1	Opinion of Foley & Lardner LLP

10.1	Form of Securities Purchase Agreement, dated August 16, 2024, by and between LM Funding America, Inc. and Purchaser (as defined therein).

23.1	Consent of MaloneBailey, LLP

23.2	Consent of Foley & Lardner LLP (including in Exhibit 5.1)

99.1	Press Release, dated August 16, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the Company’s expectations regarding the use of proceeds from the Transactions. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including in the prospectus supplement for the Transactions and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date: August 19, 2024	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer